Wyoming Secretary of State
Herschler Building East, Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Email: Business@wyo.gov

WY Secretary of State
FILED: 04/13/2020 08:11 AM
ID: 2020-000910520

# Foreign Profit Corporation
# Articles of Continuance

Pursuant to W.S. 17-16-1810 the undersigned hereby submits the following Articles of Continuance:

1. Corporation name:

FAST CASUAL CONCEPTS INC

2. Incorporated under the laws of: PENNSYLVANIA
*(State or country)*

3. Date of incorporation: 03/22/2019
*(Date – mm/dd/yyyy)*

4. Period of duration: PERPETUAL
*(This is referring to the length of time the corporation intends to exist and not the length of time it has been in existence. The most common term used is "perpetual.")*

5. Mailing address of the corporation:

PO BOX 1832
DRAPER, UT 84020

6. Principal office address:

141 AMSTERDAM RD.
GROVE CITY, PA 16127

7. Name and physical address of its registered agent:
*(The registered agent may be an individual resident in Wyoming or a domestic or foreign business entity authorized to transact business in Wyoming.* ***The registered agent must have a physical address in Wyoming.*** *If the registered office includes a suite number, it must be included in the registered office address. A Drop Box is not acceptable. A PO Box is acceptable if listed in addition to a physical address.)*

Name: REGISTERED AGENTS INC

Address: 30 N GOULD ST STE R
SHERIDAN, WY 82801

*(If mail is received at a Post Office Box, please list above* ***in addition to the physical address.****)*

RECEIVED
APR - 8 2020
WYOMING
SECRETARY OF STATE

8. Purpose of the corporation which it proposes to pursue in the transaction of business in this state:

REGISTRATION AND MAINTENANCE OF A PUBUC COMPANY

Received
MAR 3 0 2020
Secretary of State
Wyoming

9. Names and respective addresses of its officers and directors:

| Office | Name | Address |
|---|---|---|
| President | George Athanasiadis | PO BOX 1832 DRAPER, UT 84020 |
| Vice President | | |
| Secretary | John Brannelly | PO BOX 1832 DRAPER, UT 84020 |
| Treasurer | | |
| Director | | PO BOX 1832 DRAPER, UT 84020 |
| Director | Tim Seivers | PO BOX 1832 DRAPER, UT 84020 |
| Director | | |

10. Aggregate number of shares or other ownership units which it has the **authority to issue.**
*(Itemize by classes, par value of shares, shares without par value and series, if any, within a class.)*

~~750,000,000~~ 10,000,000 JB

11. Aggregate number of **issued shares** or other ownership units.
*(Itemize by classes, par value of shares, shares without par value and series, if any, within a class.)*

~~100,000,000~~ 10,000,000 Common JB

12. The corporation accepts the constitution of the state of Wyoming in compliance with the requirement of Article 10, Section 5 of the Wyoming Constitution.

**Signature:** [signature]
*(Shall be executed by an officers or director of the corporation.)*

**Date** 03/24/2020
*(mm/dd/yyyy)*

Print Name: John Brannelly

Title: Secretary

Contact Person: John Brannelly

Daytime Phone Number: (801) 953-9070

Email: jack@brannellylaw.com
*(Email provided will receive annual report reminders and filing evidence.)*
**May list multiple email addresses*

**State of** Utah **County of** Salt Lake
**The foregoing instrument was acknowledged before me by** John Brannelly.
***Signatory's Printed Name***

[signature] — ***Notary Public's Signature***
03/26/2020 — ***Notary Date (mm/dd/yyyy)***
09/29/2021 — ***Notary's Commission Expiration***

***Notarial Seal:***
NOTARY PUBLIC
TATUM SARGENT
COMM. # 697326
COMMISSION EXPIRES
SEPTEMBER 29, 2021
STATE OF UTAH

Wyoming

**Wyoming Secretary of State**
2020 Carey Avenue, Suite 700
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

# Consent to Appointment by Registered Agent

I, Registered Agents Inc. , registered office located at

*(name of registered agent)*

30 N Gould St Ste R
Sheridan, WY 82801

voluntarily consent to serve

* ***(registered office physical address, city, state & zip)***

as the registered agent for Fast Casual Concepts, Inc.

*(name of business entity)*

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

**Signature:** Bill Havre **Date:** 03/17/2020

*(Shall be executed by the registered agent.)* *(mm/dd/yyyy)*

Print Name: Bill Havre Daytime Phone: (307) 200-2803

Title: Assistant Secretary Email: reports@registeredagentsinc.com

Registered Agent Mailing Address (if different than above):

---

*** If this is a current registered agent changing their registered address on file, complete the following:**

Previous Registered Office(s):

I hereby certify that:

- After the changes are made, the street address of my registered office and business office will be identical.
- This change affects every entity served by me and I have notified each entity of the registered office change.
- I certify that the above information is correct and I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

**Signature:** ______________________ **Date:**

*(Shall be executed by the registered agent.)* *(mm/dd/yyyy)*

**EXTRAORDINARY MEETING OF THE**
**OF THE**
**BOARD OF DIRECTORS OF**
**FAST CASUAL CONCEPTS, INC**

On March 23, 2020, an extraordinary Meeting of the Board of Directors of Fast Casual Concepts, Inc (the "Company") was convened to pass a resolution.

WHEREAS, the Board of Directors has determined it to be in the best interest of the Company to move its legal domicile to the state of Wyoming; and

WHEREAS, the Board of Directors has determined it to be in the best interest of the Company to add a "." to its legal name in the state of Wyoming; and

WHEREAS, the Board of Directors has determined it to be in the best interest of the Company change its common share structure; and

WHEREAS, the Board of Directors has determined it to be in the best interest of the Company to appoint John J. Brannelly as Corporate Secretary;

**IT WAS MOVED and seconded that:**

Resolved:

The Company shall move its legal domicile to the state of Wyoming by filing Articles of Continuance with the Wyoming Secretary of State; and

The name of the company in Wyoming shall be "FAST CASUAL CONCEPTS, INC."

The Authorized Common Shares are now 750,000,000

John J. Brannelly is appointed Corporate Secretary

The motion was carried unanimously.

**DATED this March 23, 2020**

George Athanasiadis, President/CEO
Fast Casual Concepts, Inc.

Tim Seivers, Director
Fast Casual Concepts, Inc.

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

03/24/2020

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

Fast Casual Concepts Inc

I, Kathy Boockvar, Secretary of the Commonwealth of Pennsylvania, do hereby certify that the foregoing and annexed is a true and correct copy of

Creation Filing filed on Mar 22, 2019 Effective Mar 23, 2019 - Pages (2)

which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary's Office to be affixed, the day and year above written

Kathy Boockvar

Secretary of the Commonwealth

Certification Number: TSC200324100574-1

Verify this certificate online at http://www.corporations.pa.gov/orders/verify

Entity# : 6858294
Date Filed : 03/22/2019
Effective Date : 03/23/2019
Pennsylvania Department of State

**PENNSYLVANIA DEPARTMENT OF STATE**
**BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS**

☐ Return document by mail to:

Timothy Seivers
Name
139 Amsterdam Rd,
Address
Grove City — PA — 16127
City — State — Zip Code

☐ Return document by email to: ____________

**Articles of Incorporation-For Profit**
DSCB: 15-1306/2102/2303/2702/2903/3101/3303/7102
(rev.2/2017)

01236

Read all instructions prior to completing. This form may be submitted online at https://www.corporations.pa.gov/.

**Fee: $125.00** ☐ I qualify for a veteran/reservist-owned small business fee exemption (see instructions)

Check only one:

- [X] Business-stock (§ 1306)
- [ ] Business-nonstock (§ 2102)
- [ ] Business-statutory close (§ 2303)
- [ ] Cooperative (§ 7102)
- [ ] Management (§ 2703)
- [ ] Professional (§ 2903)
- [ ] Insurance (§ 3101)
- [ ] Benefit (§ 3303)

**In compliance with the requirements of the applicable provisions (relating to corporations and unincorporated associations), the undersigned, desiring to incorporate a corporation for profit, hereby states that:**

1. The name of the corporation (corporate designator required, i.e., "corporation," "incorporated," "limited," "company," or any abbreviation thereof. "Professional corporation" or "P.C." permitted for professional corporations):

   Fast Casual Concepts Inc

2. Complete part (a) or (b) – not both:

   (a) The address of this corporation's proposed registered office in this Commonwealth is: (post office box alone is not acceptable)

| Number and Street | City | State | Zip | County |
|---|---|---|---|---|
| 141 Amsterdam Rd, | Grove City | PA | 16127 | Mercer |

   (b) The name of this corporation's commercial registered office provider and the county of venue is:

   c/o: ____________
   Name of Commercial Registered Office Provider — County

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. Check and complete one:

   - [ ] The corporation is organized on a nonstock basis.
   - [X] The corporation is organized on a stock share basis and the aggregate number of shares authorized is: 10000000

PENN File: March 22, 2019

**5. The name and address, including number and street, if any, of each incorporator (all incorporators must sign below):**

| Name | Address |
|---|---|
| George Athanasiadis | 2338 Triggerfish Ct , Holiday , Out Of State , FL , United States , 34691 |
| Timothy Seivers | 141 Amsterdam Rd. , Grove City , Mercer , PA , United States , 16127 |

**6. The specified effective date, if any is:** 03/23/2019 4:09 PM

month/day/year hour, if any

**7. Additional provisions of the articles, if any, attach an 8½ by 11 sheet.**

**8.** ***Statutory close corporation only:*** **Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a "public offering" within the meaning of the Securities Act of 1933 (15 U.S.C. § 77a et seq.)**

**9.** ***For Cooperative Corporation Only. Check and complete one:***

**The corporation is a cooperative corporation and the common bond of membership among its members is:**

______________

**The corporation is a cooperative corporation and the common bond of membership among its shareholders is:**

______________

**10.** ***Benefit corporations only:*** **This corporation shall have the purpose of creating general public benefit.**

**Strike out if inapplicable:** ~~This corporation shall have the purpose of creating the enumerated specific public benefit(s):~~

**IN TESTIMONY WHEREOF, the incorporator(s) has/have signed these Articles of Incorporation this 22 day of March , 2019 .**

George Athanasiadis

**Signature**

Timothy Seivers

**Signature**

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

03/24/2020

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

Fast Casual Concepts Inc

I, Kathy Boockvar, Secretary of the Commonwealth of Pennsylvania, do hereby certify that the foregoing and annexed is a true and correct Index and Docket report which appear of record in this department.

SECRETARY OF THE COMMONWEALTH PENNSYLVANIA

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary's Office to be affixed, the day and year above written

Kathy Boockvar

Secretary of the Commonwealth

Certification Number: TSC200323181716-1

Verify this certificate online at http://www.corporations.pa.gov/orders/verify

Commonwealth of Pennsylvania
Bureau of Corporations and Charitable Organizations
401 North Street, Room 206, P.O. Box 8722
Harrisburg, PA 17105-8722
(717) 787-1057
www.dos.pa.gov/corps

# Entity Report

March 24,2020

Examination of the indices in the Department of State on the above date show a Business Corporation was filed on March 22,2019 entitled:

**Fast Casual Concepts Inc**

Entity # 6858294

Citizenship: Domestic

With Address At: 141 Amsterdam Rd , Grove City ,PA, 16127

**Filing History :**

| Date | Microfilm | Filing |
|---|---|---|
| 3/22/2019 | | Creation Filing |

Certification Number :TSC200323181716-1
Verify this certificate online at https://www.corporations.pa.gov/order/verify

# STATE OF WYOMING
## Office of the Secretary of State

I, EDWARD A. BUCHANAN, Secretary of State of the State of Wyoming, do hereby certify that

**FAST CASUAL CONCEPTS INC**

an entity originally organized under the laws of Pennsylvania on March 22, 2019, did on April 13, 2020 apply for a Certificate of Registration and filed Articles of Continuance in the office of the Secretary of State of State of Wyoming.

I further certify that **FAST CASUAL CONCEPTS INC** renounced its jurisdiction of formation and is now formed under the laws of the State of Wyoming in accordance with Wyoming statutes.

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **13th** day of **April**, **2020**.

Secretary of State

By: Jordyn Gray

Filed Date: 04/13/2020